UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 12, 2008


                          BELLTOWER ENTERTAINMENT CORP.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             401 Wilshire Boulevard
                                   Suite 1065
                                Santa Monica, CA
                                      90401
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                                      N/A
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 12, 2008, the Company terminated the engagement and dismissed Schumacher & Associates, Inc., LLC ("Schumacher") as its independent certified public accountants.

     The decision to terminate the engagement and dismiss Schumacher as its independent certified public accountants was approved by the Board of Directors of the Company. The Company does not have an audit or similar committee of the Board of Directors.

     The report of Schumacher on the Company's financial statements for each of the prior fiscal years ended April 30, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion or modified as to uncertainty, audit scope, or accounting principles. The financial statements were prepared assuming that the Company will continue as a going concern. The Company's Board of Directors believes that this constitutes a qualification of the opinion of Schumacher and the qualification is contained in Schumacher's audit reports addressed to the Company. As described in Note 2 of the financial statements for each year, the Company had accumulated operating losses since the Company's inception and had limited business operations, which raised substantial doubt by Schumacher about the Company's ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of those uncertainties. Except for the assumption that the Company will continue as a going concern, there were no other qualifications to the reports of Schumacher for the fiscal years ended April 30, 2008 and 2007.

     During the Company's fiscal years ended April 30, 2008 and 2007, and the interim period to and including September 12, 2008 (and at all times during the engagement of Schumacher), there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused Schumacher to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or prior or subsequent interim periods.


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


     The Company requested that Schumacher furnish it with a letter addressed to the Company confirming whether it agrees or it does not agree with the statements made in this Amended Form 8-K in response to Item 304(a) of Regulation S-K. A copy of the letter furnished by Schumacher in response to that request, dated December 2, 2008 is filed as Exhibit 16.1 to this Amended Form 8-K.

(b) On September 12, 2008, Morgenstern, Svoboda & Baer, CPA's, P.C. ("Morgenstern") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Morgenstern, the Company has not consulted with Morgenstern regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

     The decision to engage Morgenstern as the new independent certified accountants was recommended and approved by the Board of Directors of the Company.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS.

     16.1     Letter re: Change of Certifying Accountant
















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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BELLTOWER ENTERTAINMENT CORP.


Date as of December 2, 2008
and executed on March 3, 2009


                               By: /s/ DONALD K. BELL
                               ___________________________________________
                               Name:   Donald K. Bell
                               Title:  Director and President
                                       (Principal Executive) and Financial
                                       and Accounting Officer
























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